UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement

|_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|  Definitive Proxy Statement

|X|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to ss. 240.14a-12

                           FIRST MERCHANTS CORPORATION

--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     2.   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     5.   Total fee paid:

     ---------------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1.   Amount Previously Paid:

     ---------------------------------------------------------------------------

     2.   Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     3.   Filing Party:

     ---------------------------------------------------------------------------

     4.   Date Filed:

     ---------------------------------------------------------------------------

IMPORTANT   NOTICE  REGARDING  THE  AVAILABILITY  OF  PROXY  MATERIALS  FOR  THE
SHAREHOLDERS MEETING TO BE HELD ON 4/29/08

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement / Annual Report

To view this material, have the 12-digit Control #(s) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 4/15/08.

To request material:   INTERNET: www.investorEconnect.com
                       TELEPHONE: 1-800-579-1639
                     **EMAIL: sendmaterial@investorEconnect.com

**If requesting material by e-mail please send a blank email with the 12-digit control # (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.


FIRST MERCHANTS CORPORATION
200 EAST JACKSON STREET
MUNCIE, IN 47305


                          FIRST MERCHANTS CORPORATION

Vote In Person

Many Shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by internet, go to WWW.PROXYVOTE.COM. Use the internet to transmit your voting instructions and for exectronic delivery of informatino up until 11:59P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location
The Annual Meeting for holders as of 2/15/08 is to be held on 4/29/08 at 3:30 p.m.
at: Horizon Convention Center
    401 South High Street
    Muncie, IN 47305

------------------------------------




                             For meeting directions
                           Please call: 800-262-4261






================================================================================

Voting Items

THE BOARD OF DIRECTORS RECOMMEND A VOTE
"FOR" ITEMS 1, 2 AND 3.

1.   ELECTION OF DIRECTORS
     Nominees

     01)  Thomas B. Clark              04)  William L. Hoy
     02)  Roderick English             05)  Jean L. Wojtowicz
     03)  Jo Ann M. Gora

2. Proposal to approve the First Merchants Corporation Equity Compensation Plan for Non-Employee Directors

3. Proposal to ratify the appointment of the firm of BKD, LLP as the independent auditor for 2008.

4. In their discretion, on such other matters as may properly come before the meeting, provided the Corporation did not have notice of such matter on or before January 29, 2008.



================================================================================